UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2017

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 18, 2017 Joyce Roche retired as a director of Dr Pepper Snapple Group, Inc. Ms. Roche was an independent director and did not stand for re-election at the Annual Meeting of Stockholders held on May 18, 2017 because she reached mandatory retirement age under the Corporate Governance Guidelines.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2017, Dr Pepper Snapple Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Westin Stonebriar Resort Conference Center, 1549 Legacy Drive, Frisco, Texas 75034. The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Election of Directors

At the Annual Meeting, stockholders approved the election of the following directors - David E. Alexander, Antonio Carrillo, José M. Gutiérrez, Pamela H. Patsley, Ronald G. Rogers, Wayne R. Sanders, Dunia A. Shive, M. Anne Szostak, and Larry D. Young — to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
David E. Alexander	148,398,917	123,848	44,523	8,475,438
Antonio Carrillo	148,260,820	261,439	45,029	8,475,438
José M. Gutiérrez	147,852,348	669,960	44,980	8,475,438
Pamela H. Patsley	144,141,747	4,386,066	39,475	8,475,438
Ronald G. Rogers	148,376,828	145,834	44,626	8,475,438
Wayne R. Sanders	148,347,761	175,505	44,022	8,475,438
Dunia A. Shive	147,811.439	711,340	44,509	8,475,438
M. Anne Szostak	147,571,839	955,785	39,664	8,475,438
Larry D. Young	148,386,191	138,276	42,821	8,475,438

Proposal 2: Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2017

At the Annual Meeting, stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

For	Against	Abstentions
155,567,494	1,402,314	72,918

Proposal 3: An Advisory Vote on Approving Executive Compensation

At the Annual Meeting, stockholders approved the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
133,660,202	14,651,236	255,850	8,475,438

Proposal 4: Vote (on a non-binding advisory basis) on Whether an Advisory Vote on the Compensation of our Named Executive Officers Should be Held Every Year, Every Two Years, or Every Three Years

At the Annual Meeting, stockholders approved the recommended frequency of future advisory votes on executive compensation be every year. Based on this vote the Board of Directors of the Company has determined that the Company will hold the advisory vote on the compensation of our executive officers every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

133,462,168	71,697	14,948,857	84,566	8,475,438

Proposal 5: Stockholder proposal requesting that the Board publicly report on company strategies and/or policy options to protect public health and pollinators through reduced pesticide usage in the Company’s supply chain.

At the Annual Meeting, stockholders did not approve the stockholder proposal regarding public support strategies and options to protect public health.

For	Against	Abstentions	Broker Non-Votes
45,232,768	97,955,853	5,378,667	8,475,438

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

May 19, 2017	By:	Wayne R. Lewis

Name: Wayne R. Lewis
Title: Vice President & Assistant Secretary